SUMMARY PROSPECTUS

December 19, 2025

The Advisors’ Inner Circle Fund III

RAYLIANT WILSHIRE NXTGEN EMERGING MARKETS EQUITY ETF

(FORMERLY, RAYLIANT QUANTAMENTAL EMERGING MARKET EX-CHINA EQUITY ETF)

Principal Listing Exchange: NYSE Arca, Inc.

Ticker Symbol: RWEM

Investment Adviser:

Rayliant Investment Research
doing business as
Rayliant Asset Management

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://funds.rayliant.com/rwem. You can also get this information at no cost by calling 866-898-1688, by sending an e-mail request to rayliantfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated December 19, 2025, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Rayliant Wilshire NxtGen Emerging Markets Equity ETF

Investment Objective

The Rayliant Wilshire NxtGen Emerging Markets Equity ETF (the “Emerging Markets Equity ETF” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the FT Wilshire Emerging Large NxtGen Index (the “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.52%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.52%

(1)

The Fund’s management fee is a “unitary” fee designed to pay the Fund’s expenses and to compensate Rayliant Investment Research, doing business as Rayliant Asset Management, the Fund’s investment adviser (the “Adviser”), for the services the Adviser provides to the Fund. Out of the unitary management fee, the Adviser will pay all of the Fund’s expenses, except for the following: advisory fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses. Management Fees have been restated to reflect current fees.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance, before fees and expenses, of the Index. The Index, developed by Wilshire Indexes (the “Index Provider”) in partnership with the Adviser, is composed of equity securities of issuers incorporated, headquartered in or with primary listings in one of twenty-four designated emerging market countries (the “Eligible Countries”), which include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and United Arab Emirates.

Chinese issuers included in the Index may be incorporated outside of mainland China in jurisdictions such as Hong Kong or in certain offshore locations (the “Benefit Countries”), which include Bermuda, British Virgin Islands, Cayman Islands, Gibraltar, Guernsey, Isle of Man, Jersey, and Marshall Islands. Such issuers may list on exchanges in Hong Kong, New York (N-shares), or Singapore (S-Chips). Taiwanese issuers may similarly maintain operational headquarters in mainland China or be incorporated in a Benefit Country.

The Index includes listed equity securities such as common shares, ordinary shares, and preferred shares. With respect to Chinese issuers, the Index may also include A Shares of companies incorporated in China (“China A Shares”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”), B-shares, H-shares, Red Chips, P-Chips, S-Chips, and N-shares.

Securities must be exchange-listed to qualify for inclusion. Securities trading solely over-the-counter and issuers that are subject to a U.S. sanctions program are excluded.

For each Eligible Country, an index universe is established that consists of all eligible securities assigned to that country, which is then divided into large and small cap segments and screened for investability. The large cap segments are then aggregated to form the FT Wilshire Emerging Large Cap Index (the “Underlying Benchmark”), from which the Index is constructed. As of September 30, 2025, the companies included in the Index had a market capitalization ranging from $1.01 billion to $1.11 trillion.

The Index Provider designs, maintains, and calculates the Index using a transparent, ruled-based methodology. This methodology incorporates return forecasts from quantitative machine learning models developed by the Adviser, guiding stock selection and weighting within the Index. The Index construction process begins with the universe of companies that are current members of the Underlying Benchmark. The Underlying Benchmark captures large-cap representation across all 24 emerging market countries. With 1,383 constituents as of June 30, 2025, the Underlying Benchmark covers approximately 80% of the investable market capitalization in emerging markets.

The construction of the Index is then divided into three steps: (1) risk-adjusted returns estimation via machine learning; (2) covariance matrix estimation and (3) mean-tracking error optimization, as described in greater detail below.

1. Risk-Adjusted Returns Estimation via Machine Learning

The first step of the Index construction process involves forecasting the expected risk-adjusted return of each component of the Underlying Benchmark using machine learning models. These models analyze over 100 stock-level market and fundamental characteristics from well-established academic research, drawn from 12 different categories such as default risk, growth, momentum, productivity, profitability, size and value. The models are based on historical data and aim to identify patterns that help predict which stocks that comprise the Underlying Benchmark are likely to outperform.

2. Covariance Matrix Estimation

The second step of the Index construction process utilizes a covariance matrix to estimate risk and correlations between stocks of the Underlying Benchmark. The covariance matrix uses a statistical factor model to identify how the daily returns of stocks comprising the Underlying Benchmark move in relation to each other, and allows the models to understand how combining different stocks will affect the total risk of the portfolio.

3. Mean-Tracking Error Optimization

In the final step of the Index construction process, a mean-tracking error optimization is performed using the expected returns determined in Step 1 above and the covariance matrix estimated in Step 2. This mathematical process selects stock weights that aim to maximize return while minimizing tracking error from the Underlying Benchmark in terms of risk and exposure. The optimization imposes certain constraints to ensure that the Index remains aligned with the Underlying Benchmark, including industry and country exposure limits and individual stock weight caps. Stocks with trivial target weights, as defined in the Index methodology, are removed from the Index. The optimization process is repeated periodically to adapt to changing market conditions.

The Index is reconstituted on a quarterly basis. A constituent will be removed from the Index if it is removed from the Underlying Benchmark.

The Fund uses a “passive management” (or indexing) approach in seeking to achieve its investment objective. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in component securities of the Index. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when the Adviser believes it is in the best interest of the Fund. For example, among other reasons, the Fund may use a representative sampling approach when there are practical difficulties or substantial costs involved in replicating the Index or when an Index constituent becomes temporarily illiquid, unavailable or less liquid. When the Fund uses a representative sampling approach, the Fund may invest in a subset, or “sample,” of the securities included in the Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Index as a whole. The Fund may also invest in total return swaps and participatory notes (“P-Notes”) that are not components of the Index that the Adviser believes will help the Fund track the Index.

The Fund may concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of September 30, 2025, the Index was not concentrated in any one industry. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. As of September 30, 2025, a significant portion of the Index consisted of companies in the Financials and Technology sectors, as each such sector is defined by the Wilshire Global Assets Taxonomy System (“GATS”), as set forth in the Global Assets Taxonomy System Principles and Methodology (June 2025) published by Wilshire Indexes. The sectors in which the Index components, and thus the Fund’s investments, may be focused will vary as the composition of the Index changes over time.

Principal Risks

As with all funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk – The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Machine Learning Risk – The Index tracked by the Fund uses machine-learning and quantitative models to determine its constituent securities and weightings. As a result, the Fund is subject to the following risks:

Machine Learning and Quantitative Index Risk – The machine-learning and quantitative models used by the Index rely on historical financial, fundamental, and market data and statistical assumptions that may not perform as intended in all market conditions. If the models or assumptions used by the Index do not accurately forecast future market behavior, the Index and the Fund may underperform other investment strategies or market benchmarks.

Data Quality and Model Risk – The machine-learning models used in the Index methodology depend on the accuracy, completeness, and relevance of historical data. If the data used by the Index contains errors, omissions, or biases, or becomes outdated or less relevant, the Index’s construction and performance may be adversely affected.

Market Regime Change Risk – Machine-learning models are developed using historical data and may be less effective during periods of significant market disruption, unusual volatility, or structural changes in markets. In such environments, the Index methodology may not adapt quickly or effectively, which could result in unexpected or unfavorable Index performance.

Index Methodology and Calculation Risk – The Index relies on the systematic application of quantitative and machine-learning models. Errors in the design, calculation, or ongoing maintenance of the Index, including operational or technological errors, could cause the Index to be calculated incorrectly or differ from its intended methodology, which could negatively affect the Fund.

Cybersecurity and Technology Risk – The Index methodology relies on complex computer systems and technology. Cybersecurity incidents, system failures, or other technological disruptions affecting the Index provider or other third-party service providers could interfere with the calculation or dissemination of the Index and adversely impact the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Risk of Investing in China – The Chinese economy is generally considered an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. China may be subject to considerable degrees of economic, political and social instability. The Chinese economy is also export-driven and highly reliant on trade. Adverse changes in the economic conditions of its primary trading partners such as the United States, Japan and South Korea would adversely impact the Chinese economy and the relevant Fund investments. The economy of China also differs from the United States economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government may exercise control over the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and diminish the values of the Chinese companies in which the Fund invests, however, over the past few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China.

The Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets may experience high levels of volatility from time to time. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Small and Medium Capitalization Companies Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Stock Connect Investing Risk – Investments in China A shares listed and traded through Stock Connect involve unique risks. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Moreover, further developments to Stock Connect are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk – Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Index-Related Risk – Errors in index data, index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

Tracking Error Risk – While the Fund seeks to replicate the performance of the Index, the Fund’s return may not precisely match the return of the Index. Tracking error may result from, among other things, imperfect correlation between the Fund’s holdings and those of the Index, pricing differences, changes to the Index, regulatory restrictions, legal restrictions, liquidity concerns, transaction costs, operational considerations or timing of cash flows into and out of the Fund.

Trading Risk – Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Passive Strategy Risk – The Fund is not actively managed. Rather, the Fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Quantitative Investing Risk – The Index is constructed by the Index Provider using a rules-based methodology based on quantitative machine learning models developed by Rayliant. Securities selected according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could lead to the selection of assets for inclusion in the Index that produce inferior investment returns or provide exposure to greater risk of loss. As a result, the Fund’s performance may be lower or the Fund may be subject to greater risk than if the Index had not been constructed using quantitative modeling because the Fund invests a substantial portion of its assets in the component securities of the Index.

Sector Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. The Fund’s sector exposures may change over time, as macroeconomic, market, sector and company-specific conditions change.

Financials Sector Risk – The Fund’s investments are exposed to issuers conducting business in the Financials sector. Performance of companies in the Financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Technology Sector Risk – The Fund’s investments are exposed to issuers conducting business in the Technology sector. Securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

Derivatives Risk – Investments in swaps are subject to market risk, leverage risk, correlation risk, and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund’s use of swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that a security may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Participatory Notes Risk – The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described elsewhere in this section.

Valuation Risk – The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance and the Index. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at https://funds.rayliant.com or by calling toll-free to 866-898-1688.

BEST QUARTER	WORST QUARTER
11.27%	(10.21)%
6/30/2023	6/30/2022

The performance information shown above is based on a calendar year. The Fund’s performance from 01/01/25 to 09/30/25 was 18.39%.

Average Annual Total Returns for Periods Ended December 31, 2024

This table compares the Fund’s average annual total returns for the periods ended December 31, 2024 to those of an appropriate broad-based index and the Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-

deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Rayliant Wilshire NxtGen Emerging Markets Equity ETF	1 Year	Since Inception (12/15/2021)
Fund Returns Before Taxes	6.87%	1.88%
Fund Returns After Taxes on Distributions	6.39%	1.30%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	5.10%	1.63%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))[1]	7.50%	(1.37)%
MSCI Emerging Markets ex-China Index (Net) (USD) (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))[1]	3.56%	0.95%
FT Wilshire Emerging Large NxtGen Index (Net) (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))	12.19%	5.61%

[1]

Effective December 19, 2025, the Fund’s broad-based securities market index changed from the MSCI World Index (Net) (USD) to the MSCI Emerging Markets Index because the Adviser believes the MSCI Emerging Markets Index better reflects the Fund’s investment universe.

Investment Adviser

Rayliant Investment Research, doing business as Rayliant Asset Management

Portfolio Managers

Jason Hsu, PhD, Chief Investment Officer, has managed the Fund since its inception in 2021.

Phillip Wool, PhD, Chief Research Officer, has managed the Fund since its inception in 2021.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at https://funds.rayliant.com.

Tax Information

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

RAY-SM-004-0500